1 3rd Quarter 2016 Results FRED LAMPROPOULOS Chairman & CEO BERNARD BIRKETT CFO Exhibit 99.2

2 DISCLOSURE REGARDING FORWARD-LOOKING STATEMENTS This presentation includes “forward-looking statements” as defined within applicable securities laws and regulations. All statements in this presentation, other than statements of historical fact, are “forward-looking statements”, including projections of earnings, revenues or other financial items, statements regarding our plans and objectives for future operations, statements concerning proposed new products or services, statements regarding the integration, development or commercialization of our business or any business, assets or operations we have acquired (including the recently completed acquisition of DFINE, Inc.) or may acquire, statements regarding future economic conditions or performance, statements regarding governmental inquiries, investigations or proceedings and statements of assumptions underlying any of the foregoing. All forward-looking statements, including financial projections, included in this presentation are made as of the date of this presentation, and are based on information available to us as of such date. We assume no obligation to update or disclose revisions to any forward-looking statement. In some cases, forward-looking statements can be identified by the use of terminology such as “may,” “will,” “likely,” “expects,” “plans,” “anticipates,” “intends,” “believes,” “estimates,” “projects,” ”forecast,” “potential,” “plan” or “continue,” or other comparable terminology. Forward-looking statements are based on our current beliefs, expectations and assumptions regarding our business, domestic and global economies, regulatory and competitive environments and other future conditions. There can be no assurance that such beliefs, expectations or assumptions or any of the forward-looking statements will prove to be correct. Actual results will likely differ, and may differ materially, from those projected or assumed in the forward-looking statements. Our future financial and operating results and condition, as well as any forward-looking statements, are subject to inherent risks and uncertainties such as those described in our Annual Report on Form 10-K for the year ended December 31, 2015 and other filings with the U.S. Securities and Exchange Commission. Such risks and uncertainties include risks relating to our potential inability to successfully manage growth through acquisitions; product recalls and product liability claims; expenditures relating to research, development, testing and regulatory approvals of our products and risks that such products may not be developed successfully or approved for commercial use; governmental scrutiny and regulation of the medical device industry, including governmental inquiries, investigations or proceedings; reforms to the 510(k) process administered by the U.S. Food and Drug Administration; restrictions on our liquidity or business operations resulting from our current debt agreements; infringement of our technology or the assertion that our technology infringes the rights of other parties; the potential of fines, penalties or other adverse consequences if our employees or agents violate the U.S. Foreign Corrupt Practices Act or other laws or regulations; laws and regulations targeting fraud and abuse in the healthcare industry; potential for significant adverse changes in governing regulations; changes in tax laws and regulations in the United States or other countries; increases in the prices of commodity components; negative changes in economic and industry conditions in the United States or other countries; termination or interruption of relationships with our suppliers, or failure of such suppliers to perform; fluctuations in exchange rates; concentration of a substantial portion of our revenues among a few products and procedures; development of new products and technology that could render our existing products obsolete; market acceptance of new products; volatility in the market price of our common stock; modification or limitation of governmental or private insurance reimbursement policies; changes in healthcare policies or markets related to healthcare reform initiatives; failure to comply with applicable environmental laws; changes in key personnel; work stoppage or transportation risks; introduction of products in a timely fashion; price and product competition; availability of labor and materials; and fluctuations in and obsolescence of inventory. All subsequent forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by these cautionary statements. The financial projections set forth in this presentation are based on a number of assumptions, estimates and forecasts. The inaccuracy of any one of those assumptions, estimates or forecasts could materially impact our financial results. Inevitably, some of those assumptions, estimates or forecasts will not occur and unanticipated events and circumstances will occur subsequent to the date of this presentation. In addition to changes in the underlying assumptions, our future performance is subject to a number of risks and uncertainties with respect to our existing and proposed business, and other factors that may cause our actual results or performance to be materially different from any predicted or implied. Although we have attempted to identify important assumptions in the financial projections, there may be other factors that could materially affect our actual financial performance, and no assurance can be given that all material factors have been considered in the preparation of the financial projections. Accordingly, you should not place undue reliance on such projections. Future operating results are, in fact, impossible to predict.

3 Financial Summary GAAP Q3 2016 Q3 2015 2016 YTD 2015 YTD Revenue $157.0M $136.1M $446.1M $403.7M Gross Margin 43.2% 43.5% 43.7% 43.5% Net Income $1.0M $4.8M $12.6M $17.4M EPS $0.02 $0.11 $0.28 $0.39

4 Financial Summary Non-GAAP Q3 2016 Q3 2015 2016 YTD 2015 YTD Revenue (Constant Currency) $158.1M $136.1M $449.8M $403.7M Revenue (Reported) $157.0M $136.1M $446.1M $403.7M Gross Margin 46.8% 45.6% 46.4% 45.5% Net Income $11.5M $8.9M $31.4M $27.8M EPS $0.26 $0.20 $0.70 $0.62

5 Q3 2016 Revenue by Market United States 61.4% Other International 20.8% EMEA 17.8% Q3 2016 Revenue by Market 0.0% 5.0% 10.0% 15.0% 20.0% 25.0% United States EMEA Other International 13.1% 23.5% 19.5% Revenue Growth in Constant Currency: Q3 2016 to Q3 2015

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7 Q3 2016 Highlights • Completed enrollment in EVOLVE study • 510(k) clearance for Elation® Pulmonary Dilation Balloon • Launched Super HERO® and HeRO Ally™ products • Integration of DFINE, Inc. (closed July 6, 2016) • Launched basixTOUCH40™Inflation Device

Growth Drivers

- New Products
  - HeRO® Graft
  - Corvocet™ Biopsy Device
  - SwiftNINJA® Steerable Microcatheter
  - Pedal Access
  - Micropuncture
  - Centesis Catheters
  - Amplatz Guide Wires
  - basixTOUCH40™ Inflation Device
  - Prelude® SNAP Hydrophilic
  - Wire Guided & Pulmonary Balloons
- Wholesale to Retail
  - Australia – January 1
  - Canada – April 1
- ThinkRadial™ & Think HeRO® Graft Programs
- DFINE, Inc. Integration











THINKRADIAL™

THINK HeRO® GRAFT

MERIT MEDICAL

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9 2016 Guidance Revenues $603.5M - $613.5M Gross Margin GAAP 43.7% - 44.7% Gross Margin Non-GAAP 46.5% - 47.5% EPS GAAP $0.45 - $0.51 EPS Non-GAAP $0.97 - $1.03

10 1 2 3 4 Disciplined, customer-focused enterprise Guided by strong core values to globally address unmet or underserved healthcare needs Target high-growth, high-return opportunities Through understanding, innovating, and delivering in peripheral, cardiac, OEM, and endoscopy business lines Optimize operational capability Through lean processes, cost effective environments, and asset utilization Enhance growth and profitability Through R&D, sales model optimization, cost discipline, and operational focus 10

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